UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03630)

Exact name of registrant as specified in charter:	Putnam California Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period :	October 1, 2016 — September 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam California Tax Exempt Income Fund

Annual report
9 | 30 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PCTEX

Putnam
California Tax Exempt
Income Fund

Annual report
9 | 30 | 17

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. To the extent investments in securities of issuers located outside of California are made, the fund may also be exposed to the risks affecting other states. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

November 9, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we approach the closing weeks of the year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

There’s an old adage in investing: “It’s not how much you make that matters, it’s how much you keep.” That’s particularly true when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, California residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Golden State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

Putnam California Tax Exempt Income Fund offers an active, research-intensive investment approach.

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Source: Putnam, as of 9/30/17. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable-equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

California Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/17. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

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Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

Garrett holds an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

Paul, how was the market environment for municipal bonds during the reporting period?

During the early months of the reporting period, municipal bonds struggled, as slowing mutual fund demand and record new issuance weighed on performance. We believe the uncertainty around U.S. income tax policy changes for individuals and corporations was an additional headwind for the asset class following the U.S. presidential election.

From January through the close of the reporting period on September 30, 2017, investor sentiment generally improved — helping municipal bonds generate a year-to-date total return of 4.66% as measured by the Bloomberg Barclays Municipal Bond Index [the benchmark]. The pace of new issuance was generally light, especially during the third quarter of 2017 when issuance fell 23% from levels seen in the same three-month period in 2016. As such, demand outpaced supply — contributing to rising prices and a narrowing of credit spreads of lower investment-grade as well as high-yield municipal bonds. [Credit spreads reflect the difference in yield between higher- and lower-quality municipal bonds.] Viewed in a

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Allocations are shown as a percentage of the fund’s net assets as of 9/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/17. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

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longer-term context, spreads were at or close to the narrowest point since the credit crisis during much of the reporting period. That said, overall credit fundamentals remained stable, supply/demand dynamics were favorable, and defaults remain low and isolated.

On June 14, 2017, the Federal Reserve announced its second interest-rate hike of 2017 and third since the reporting period began. In its assessment of inflation, the Fed revised its expectations downward, adding that it believed inflation would “remain somewhat below 2% in the near term.” Municipal bonds, along with other rate-sensitive investments, rallied following these more dovish statements.

In September, Fed chair Janet Yellen’s comments at the Fed’s policy meeting were somewhat more hawkish, although the Fed left interest rates unchanged. The central bank signaled that, despite recent low levels of inflation, it expected one more rate increase by year-end, and envisioned three more increases in 2018. The Fed also reaffirmed its commitment to begin in October reducing its balance sheet, which includes over $4 trillion in U.S. Treasury bonds and mortgage-backed securities that it purchased in the years following the 2008 financial crisis.

Against this backdrop, municipal bonds outperformed Treasuries, and shorter-term municipal bonds outperformed intermediate- and long-maturity municipal bonds.

How did the fund perform?

For the 12 months ended September 30, 2017, the fund underperformed the benchmark but outperformed its Lipper peer group average.

What was your investment approach?

During the period, the municipal bond yield curve steepened. We maintained an overweight exposure to lower-rated investment-grade municipal bonds and placed greater focus on essential service utilities and continuing-care retirement community bonds relative to the fund’s Lipper group.

We also maintained an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers. This underweight exposure added to performance during the period. Puerto Rico was devastated by the recent hurricanes, which makes its current economic and financial situation even more difficult and could further challenge the debt restructuring process.

As a result of some strategic investment decisions, the fund experienced higher-than-normal turnover for the period. Following the November 2016 U.S. presidential election, prices of municipal bonds declined and their yields rose, along with other rate-sensitive investments. The sell-off was due to investor concerns that President Trump’s pro-growth agenda might lead to improved growth, higher deficits, and possibly an uptick in inflation. We took advantage of the sell-off to add what we viewed as stable credits at attractive prices, which improved the portfolio’s overall positioning, in our opinion.

What is your outlook as 2017 comes to a close?

We anticipate steady improvement in the U.S. economic backdrop and see evidence of a continued, synchronous pickup in the global economic environment. From a fiscal policy perspective, the market appears to be focused on how much stimulus might come from the new administration, and how those initiatives may affect the pulse of the U.S. economy. Should additional stimulus augment U.S. growth, we believe the Fed might be inclined to tighten a little faster, or conversely, tighten more slowly if fiscal policy proves less stimulative. At period-end, the markets were pricing in the

California Tax Exempt Income Fund 7

strong likelihood of a Fed rate hike of a quarter percentage point in December 2017.

Republican leaders released a broad framework of a tax plan just before the close of the period, which included major changes to the tax code. While the recently released Tax Cut and Jobs Act seeks to eliminate some tax breaks, it left the municipal bond tax exemption intact. We do not believe the changes in tax rates will materially affect demand for municipal bonds from individuals.

Looking ahead, we will be closely monitoring the evolution of the tax plan. It is still in the early stages of discussion with many details that still need to be hashed out, including how to pay for the cuts. We also will be following the debt ceiling debate; a budget resolution for the next fiscal year; and the confirmation of President Trump’s nomination of Jerome Powell as the next Federal Reserve chair, as Janet Yellen’s current term is due to expire in February 2018.

As always, we will continue to rely on in-depth research to evaluate new and existing holdings for attractive income and return potential.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 California Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (4/29/83)
Before sales charge	6.29%	54.04%	4.42%	17.43%	3.26%	9.85%	3.18%	0.26%
After sales charge	6.16	47.88	3.99	12.73	2.43	5.46	1.79	–3.75
Class B (1/4/93)
Before CDSC	6.08	46.24	3.87	13.64	2.59	7.79	2.53	–0.37
After CDSC	6.08	46.24	3.87	11.69	2.24	4.82	1.58	–5.22
Class C (7/26/99)
Before CDSC	5.44	42.54	3.61	12.94	2.46	7.36	2.40	–0.52
After CDSC	5.44	42.54	3.61	12.94	2.46	7.36	2.40	–1.49
Class M (2/14/95)
Before sales charge	5.90	49.63	4.11	15.82	2.98	9.07	2.94	–0.02
After sales charge	5.80	44.77	3.77	12.05	2.30	5.53	1.81	–3.27
Class Y (1/2/08)
Net asset value	6.36	57.61	4.65	18.65	3.48	10.54	3.40	0.48

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

California Tax Exempt Income Fund 9

Comparative index returns For periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays
Municipal Bond Index	6.66%	55.59%	4.52%	15.96%	3.01%	9.87%	3.19%	0.87%
Lipper California
Municipal Debt Funds	6.34	52.78	4.31	18.50	3.44	10.54	3.39	0.03
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/17, there were 115, 111, 100, 83, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,624 and $14,254, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,477. A $10,000 investment in the fund’s class Y shares would have been valued at $15,761.

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Fund price and distribution information For the 12-month period ended 9/30/17

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	12		12	12	12		12
Income[1]	$0.265645		$0.214441	$0.201848	$0.242272		$0.283047
Capital gains[2]	—		—	—	—		—
Total	$0.265645		$0.214441	$0.201848	$0.242272		$0.283047
	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value
9/30/16	$8.39	$8.74	$8.38	$8.44	$8.37	$8.65	$8.41
9/30/17	8.14	8.48	8.13	8.19	8.12	8.39	8.16
	Before	After	Net	Net	Before	After	Net
Current rate	sales	sales	asset	asset	sales	sales	asset
(end of period)	charge	charge	value	value	charge	charge	value
Current dividend rate[3]	3.09%	2.97%	2.46%	2.28%	2.79%	2.70%	3.30%
Taxable equivalent[4]	6.30	6.05	5.01	4.65	5.69	5.50	6.72
Current 30-day
SEC yield[5]	N/A	1.57	1.00	0.85	N/A	1.31	1.85
Taxable equivalent[4]	N/A	3.20	2.04	1.73	N/A	2.67	3.77

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 50.93% federal and state combined tax rate for 2017. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

California Tax Exempt Income Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Total annual operating expenses for the fiscal
year ended 9/30/16*	0.73%	1.36%	1.51%	1.01%	0.51%
Annualized expense ratio for the six-month
period ended 9/30/17†	0.74%	1.37%	1.52%	1.02%	0.52%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/17 to 9/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.77	$6.96	$7.73	$5.19	$2.65
Ending value (after expenses)	$1,030.80	$1,027.60	$1,027.90	$1,030.70	$1,031.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 California Tax Exempt Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/17, use the following calculation method. To find the value of your investment on 4/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.75	$6.93	$7.69	$5.16	$2.64
Ending value (after expenses)	$1,021.36	$1,018.20	$1,017.45	$1,019.95	$1,022.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

California Tax Exempt Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data

14 California Tax Exempt Income Fund

included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2017, Putnam employees had approximately $509,000,000 and the Trustees had approximately $90,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

California Tax Exempt Income Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010

16 California Tax Exempt Income Fund

following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 25 basis points expense limitation until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least January 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For

California Tax Exempt Income Fund 17

each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue

18 California Tax Exempt Income Fund

to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper California Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 122, 117 and 103 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

California Tax Exempt Income Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 California Tax Exempt Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam California Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam California Tax Exempt Income Fund (the fund), including the fund’s portfolio, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam California Tax Exempt Income Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 9, 2017

California Tax Exempt Income Fund 21

The fund’s portfolio 9/30/17

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRN Floating Rate Notes: the rate shown is the current
AGC Assured Guaranty Corp.	interest rate or yield at the close of the reporting period.
AGM Assured Guaranty Municipal Corporation	Rates may be subject to a cap or floor.
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
BAM Build America Mutual	NATL National Public Finance Guarantee Corp.
COP Certificates of Participation	Radian Insd. Radian Group Insured
FCS Farm Credit System	U.S. Govt. Coll. U.S. Government Collateralized
FGIC Financial Guaranty Insurance Company	VRDN Variable Rate Demand Notes, which are floating-
FHL Banks Coll. Federal Home Loan Banks	rate securities with long-term maturities that carry
System Collateralized	coupons that reset and are payable upon demand
FHLMC Coll. Federal Home Loan Mortgage	either daily, weekly or monthly. The rate shown is the
Corporation Collateralized	current interest rate at the close of the reporting
FNMA Coll. Federal National Mortgage	period. Rates are set by remarketing agents and may
Association Collateralized	take into consideration market supply and demand,
credit quality and the current SIFMA Municipal Swap
Index rate, which was 0.94% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (99.9%)*	Rating**	Principal amount	Value
California (96.3%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Sharp Hlth. Care), 6.25%, 8/1/39	Aa3	$14,000,000	$15,199,520
(Episcopal Sr. Cmntys.), 6.125%, 7/1/41	BBB+/F	2,045,000	2,291,975
(Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/42	BBB+/F	700,000	756,623
(O’Connor Woods), 5.00%, 1/1/33	AA–	2,300,000	2,627,934
ABAG Fin. Auth. for Nonprofit Corps. Special Tax
Bonds (Windemere Ranch Infrastructure Fin.
Program), Ser. A, AGM
5.00%, 9/2/34	AA	420,000	492,349
5.00%, 9/2/33	AA	745,000	877,536
5.00%, 9/2/32	AA	350,000	414,915
5.00%, 9/2/30	AA	2,085,000	2,505,649
ABAG Fin. Auth. Non-Profit Corps Insd. Sr. Living Rev.
Bonds (Odd Fellows Home of CA), Ser. A
5.00%, 4/1/42	AA–	1,000,000	1,127,050
5.00%, 4/1/32	AA–	3,000,000	3,439,170
Alameda Cnty., Joint Pwrs. Auth. Lease Rev. Bonds
(Multiple Cap.), Ser. A, 5.00%, 12/1/34	Aa1	4,960,000	5,740,506
Alameda, Corridor Trans. Auth. Rev. Bonds
Ser. B, 5.00%, 10/1/37	BBB+	1,750,000	1,998,920
Ser. B, AGM, 5.00%, 10/1/37	AA	450,000	515,903
Ser. A, AMBAC, zero %, 10/1/19	BBB+	365,000	348,038
Ser. A, AMBAC, U.S. Govt. Coll., zero %, 10/1/19
(Escrowed to maturity)	Aaa	4,635,000	4,539,195
Anaheim, Pub. Fin. Auth. Rev. Bonds
(Elec. Syst. Distr. Fac.), Ser. A, 5.375%, 10/1/36	Aa3	3,000,000	3,396,510
Ser. A, 5.00%, 5/1/46	AA–	2,500,000	2,847,600
Ser. A, 5.00%, 5/1/39	AA–	1,000,000	1,155,340

22 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
California cont.
Bay Area Toll Auth. of CA Mandatory Put Bonds
(14/2/18), Ser. B, 1.50%, 4/1/47	AA	$1,040,000	$1,040,000
Bay Area Toll Auth. of CA Rev. Bonds
Ser. S-6, 5.00%, 10/1/54	AA–	8,650,000	9,786,610
Ser. F-1, 5.00%, 4/1/54	AA	14,330,000	16,135,867
(San Francisco Bay Area Sub. Toll Bridge), Ser. S-7,
4.00%, 4/1/33	AA–	14,050,000	15,288,086
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Providence Hlth. & Svcs.), Ser. C, 6.50%, 10/1/38
(Prerefunded 10/1/18)	AAA/P	100,000	105,439
(Adventist Hlth. Syst.-West), Ser. A, 5.75%, 9/1/39
(Prerefunded 9/1/19)	A	10,500,000	11,441,640
(Stanford Hosp.), Ser. A-2, 5.25%, 11/15/40	Aa3	1,000,000	1,124,000
(Scripps Hlth.), Ser. A, 5.00%, 11/15/40	AA	1,500,000	1,669,410
(Cedars Sinai Med. Ctr.), 5.00%, 8/15/39
(Prerefunded 8/15/19)	Aa3	5,400,000	5,799,438
(Scripps Hlth.), Ser. A, 5.00%, 11/15/32	AA	1,000,000	1,129,800
(Adventist Hlth. Syst./West), Ser. A, 4.00%, 3/1/33	A	4,575,000	4,839,344
CA Muni. Fin. Auth. Rev. Bonds
(U. of La Verne), Ser. A, 6.25%, 6/1/40
(Prerefunded 6/1/20)	A3	4,000,000	4,548,920
(Biola U.), 5.875%, 10/1/34 (Prerefunded 10/1/18)	Baa1	12,470,000	13,077,663
(Biola U.), 5.80%, 10/1/28 (Prerefunded 10/1/18)	Baa1	220,000	230,558
(Eisenhower Med. Ctr.), Ser. A, 5.75%, 7/1/40
(Prerefunded 7/1/20)	Baa2	9,000,000	10,122,930
(Eisenhower Med. Ctr.), Ser. A, 5.00%, 7/1/42	Baa2	300,000	337,923
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/42	A–	3,400,000	3,808,476
(Biola U., Inc.), 5.00%, 10/1/39	Baa1	1,000,000	1,147,390
(Biola U., Inc.), 5.00%, 10/1/37	Baa1	500,000	576,460
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/37	A–	1,000,000	1,133,770
(Biola U., Inc.), 5.00%, 10/1/36	Baa1	1,250,000	1,445,800
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/36	A–	1,800,000	2,046,978
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/32	A–/F	425,000	527,094
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/31	A–/F	750,000	927,428
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/30	A–/F	250,000	308,473
CA Muni. Fin. Auth. Sr. Living Rev. Bonds (Pilgrim
Place Claremont), Ser. A, 6.125%, 5/15/39
(Prerefunded 5/15/19)	AA–	3,000,000	3,247,440
CA Pub. Fin. Auth. Rev. Bonds (Henry Mayo Newhall
Memorial Hosp.), 5.00%, 10/15/37	BBB–	1,000,000	1,098,230
CA School Fac. Fin. Auth. Rev. Bonds (Alliance
College-Ready Pub. Schools), Ser. C, 5.00%, 7/1/31	BBB	1,425,000	1,614,098
CA School Fac. Fin. Auth. 144A Rev. Bonds (Alliance
College-Ready Pub. Schools), Ser. A
5.00%, 7/1/36	BBB	1,250,000	1,390,500
5.00%, 7/1/31	BBB	1,830,000	2,072,841
CA School Fin. Auth. Rev. Bonds (Kipp LA Projects),
Ser. A, 5.125%, 7/1/44	BBB	1,000,000	1,110,770

California Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
California cont.
CA State G.O. Bonds
6.50%, 4/1/33	Aa3	$20,000,000	$21,605,800
5.75%, 4/1/31	Aa3	10,000,000	10,699,700
5.00%, 11/1/47	Aa3	15,000,000	17,563,650
5.00%, 10/1/44	Aa3	13,905,000	16,065,142
5.00%, 12/1/43	Aa3	1,500,000	1,728,570
5.00%, 11/1/43	Aa3	4,145,000	4,768,740
5.00%, 8/1/37	Aa3	6,930,000	8,120,782
5.00%, 4/1/37	Aa3	2,000,000	2,288,320
5.00%, 8/1/36	Aa3	6,280,000	7,380,570
4.00%, 11/1/32	Aa3	5,000,000	5,495,900
4.00%, 8/1/31	Aa3	7,400,000	8,126,532
CA State VRDN, 0.75%, 5/1/33	VMIG1	4,100,000	4,100,000
CA State Dept. of Wtr. Resources FRN Mandatory Put
Bonds (12/1/20) (Central Valley Wtr. Syst.), Ser. AU,
1.16%, 12/1/35	AAA	8,000,000	8,002,960
CA State Edl. Fac. Auth. Rev. Bonds
(CA Lutheran U.), 5.75%, 10/1/38	Baa1	5,000,000	5,212,500
(Pacific U.), 5.50%, 11/1/39 (Prerefunded 11/1/19)	AAA/P	100,000	109,100
(U. of the Pacific), 5.50%, 11/1/39	A2	1,085,000	1,171,583
(U. of the Pacific), U.S. Govt. Coll., 5.50%, 11/1/39
(Prerefunded 11/1/19)	AAA/P	65,000	70,915
(CA College of Arts), 5.25%, 6/1/30	Baa2	1,360,000	1,522,901
(U. of the Pacific), 5.25%, 11/1/29	A2	1,265,000	1,363,291
(Loyola-Marymount U.), Ser. A, 5.125%, 10/1/40	A2	2,955,000	3,143,647
(Pepperdine U.), 5.00%, 10/1/49	AA	2,000,000	2,296,360
(Occidental College), 5.00%, 10/1/45	Aa3	425,000	481,147
(Pepperdine U.), 5.00%, 9/1/45	AA	1,000,000	1,144,440
(Santa Clara U.), 5.00%, 4/1/45	Aa3	2,500,000	2,827,975
(Pepperdine U.), 5.00%, 12/1/44	AA	2,000,000	2,325,920
(Pepperdine U.), 5.00%, 10/1/41	AA	1,500,000	1,740,555
(Occidental College), 5.00%, 10/1/38	Aa3	595,000	681,757
(U. of Redlands), Ser. A, 5.00%, 10/1/38	A3	500,000	573,285
(U. of Redlands), Ser. A, 5.00%, 10/1/37	A3	425,000	488,321
(U. of the Pacific), 5.00%, 11/1/36	A2	500,000	573,180
(U. of Redlands), Ser. A, 5.00%, 10/1/36	A3	750,000	864,173
(Occidental College), 5.00%, 10/1/35	Aa3	500,000	579,855
(U. of Redlands), Ser. A, 5.00%, 10/1/35	A3	1,000,000	1,132,760
(Occidental College), 5.00%, 10/1/34	Aa3	960,000	1,120,819
(Chapman U.), 5.00%, 4/1/31	A2	2,425,000	2,695,388
(Loyola-Marymount U.), Ser. A, NATL,
zero %, 10/1/28	A2	355,000	253,953
CA State Hlth. Fac. Fin. Auth. Rev. Bonds
(Lucile Salter Packard Children’s Hosp.
at Stanford), Ser. A, 5.00%, 11/15/56	A1	3,000,000	3,452,250
(Children’s Hosp. Los Angeles), Ser. A,
5.00%, 8/15/42	BBB+	4,000,000	4,496,800
(Sutter Hlth.), Ser. A, 5.00%, 11/15/41	Aa3	5,500,000	6,295,575
(Sutter Hlth.), Ser. A, 5.00%, 11/15/38	Aa3	1,000,000	1,169,560
(Sutter Hlth.), Ser. A, 5.00%, 11/15/37	Aa3	3,000,000	3,525,840

24 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Hlth. Fac. Fin. Auth. Rev. Bonds
(Sutter Hlth.), Ser. A, 5.00%, 11/15/36	Aa3	$500,000	$588,595
(Cedars Sinai Med. Ctr.), Ser. B, 5.00%, 8/15/35	Aa3	5,000,000	5,875,400
(Providence St. Joseph Hlth.), Ser. A,
5.00%, 10/1/30	Aa3	1,550,000	1,828,938
(Providence St. Joseph Hlth.), Ser. A,
5.00%, 10/1/29	Aa3	800,000	950,280
(Providence St. Joseph Hlth.), Ser. A,
4.00%, 10/1/35	Aa3	1,000,000	1,058,090
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (6/1/22) (Pacific Gas & Elec.
Co.), Ser. F, 1.75%, 11/1/26	A2	2,000,000	2,004,440
CA State Infrastructure & Econ. Dev.
Bank Rev. Bonds
(Academy Motion Picture Arts & Sciences Oblig.
Group), 5.00%, 11/1/41	Aa2	1,000,000	1,151,090
(J. David Gladstone Inst.), Ser. A, 5.00%, 10/1/31	A–	4,000,000	4,481,360
(CA Science Ctr. Phase II), 5.00%, 5/1/31	A	1,000,000	1,186,710
(Indpt. Syst. Operator Corp.), 5.00%, 2/1/30	A1	7,000,000	7,957,460
CA State Infrastructure & Econ. Dev. Bank VRDN (Los
Angeles Museum), Ser. A, 0.71%, 9/1/37	VMIG1	3,295,000	3,295,000
CA State Muni Fin. Auth. Solid Waste Mandatory Put
Bonds (1/2/18) (Republic Svcs., Inc.), 1.10%, 9/1/21	A–2	2,800,000	2,800,000
CA State Muni. Fin. Auth Mobile Home Park Rev.
Bonds (Caritas Affordable Hsg., Inc.), Ser. A,
5.00%, 8/15/30	BBB+	1,000,000	1,105,590
CA State Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.), 5.10%, 6/1/40	A	4,500,000	4,860,855
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	7,000,000	7,537,460
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	2,250,000	2,434,298
CA State Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Cap. Corp.), 5.25%, 8/1/40	A	4,000,000	4,385,680
CA State Pub. Wks. Board Rev. Bonds
(Dept. of Ed. — Riverside Campus), Ser. B,
6.00%, 4/1/26	A1	2,625,000	2,813,921
Ser. G-1, 5.75%, 10/1/30 (Prerefunded 10/1/19)	Aaa	9,000,000	9,851,490
Ser. B, 5.00%, 10/1/39	A1	1,500,000	1,711,365
(Various Cap.), Ser. I, 5.00%, 11/1/38	A1	1,880,000	2,142,316
(Dept. of Corrections-State Prisons), Ser. A,
AMBAC, 5.00%, 12/1/19	A1	4,565,000	4,781,335
CA State Tobacco Securitization Agcy. Rev. Bonds
(Kern Cnty. Tobacco Funding Corp.), 5.00%, 6/1/40	BBB/P	5,000,000	5,625,200
CA State U. Rev. Bonds
(Systemwide), Ser. A, 5.00%, 11/1/45	Aa2	7,305,000	8,444,434
Ser. A, 5.00%, 11/1/38	Aa2	2,250,000	2,630,385
(Systemwide), Ser. A, 5.00%, 11/1/38	Aa2	5,000,000	5,936,900
Ser. A, 5.00%, 11/1/37	Aa2	10,290,000	12,086,840
Ser. A, 5.00%, 11/1/35	Aa2	4,500,000	5,273,325

California Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes),
7.25%, 11/15/41	BBB–	$6,000,000	$6,613,920
(Sutter Hlth.), Ser. A, 6.00%, 8/15/42	Aa3	5,000,000	5,619,900
(American Baptist Homes West), 5.75%, 10/1/25	BBB+/F	950,000	1,022,219
(899 Charleston, LLC), Ser. A, 5.375%, 11/1/49	BB/P	1,000,000	1,059,330
(Sutter Hlth.), Ser. B, 5.25%, 11/15/48
(Prerefunded 5/15/18)	Aa3	2,000,000	2,053,360
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	300,000	315,540
(John Muir Hlth.), Ser. A, 5.00%, 8/15/51	A1	1,000,000	1,116,690
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/47	A–	2,000,000	2,250,900
(John Muir Hlth.), Ser. A, 5.00%, 8/15/46	A1	1,365,000	1,529,810
(American Baptist Homes of the West),
5.00%, 10/1/45	BBB+/F	2,550,000	2,816,603
AGM, 5.00%, 11/15/44	AA	5,195,000	5,866,869
(American Baptist Homes of the West),
5.00%, 10/1/43	BBB+/F	1,190,000	1,281,309
(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/42	A–/F	3,250,000	3,572,303
(Kaiser Permanente), Ser. A, 5.00%, 4/1/42	AA–	9,790,000	11,032,938
(Culinary Institute of America (The)), Ser. B,
5.00%, 7/1/41	Baa2	380,000	423,206
(Enloe Med. Ctr.), 5.00%, 8/15/38	AA–	2,750,000	3,154,195
(Enloe Med. Ctr.), 5.00%, 8/15/35	AA–	1,580,000	1,828,692
(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/32	A–/F	600,000	665,556
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/30	A–	310,000	365,949
(Terraces at San Joaquin Gardens), Ser. A,
5.00%, 10/1/22	BB/P	2,685,000	2,937,578
(Front Porch Cmnty. & Svcs.), Ser. A, 4.00%, 4/1/47	A–	1,625,000	1,658,508
(Cmnty. Fac. Dist. No. 1-Zone 1B), zero %, 9/1/20	BB/P	375,000	334,864
CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(American Baptist Homes West), 6.25%, 10/1/39	BBB+/F	4,500,000	4,831,785
(CA Baptist U.), Ser. A, 5.00%, 11/1/41	BB/P	1,035,000	1,118,338
(CA Baptist U.), Ser. A, 5.00%, 11/1/32	BB/P	720,000	798,113
CA Statewide Fin. Auth. Tobacco Settlement Rev.
Bonds, Class B, 5.625%, 5/1/29	Baa2	2,015,000	2,062,957
Carlsbad, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 11/1/21	Aa2	2,250,000	2,123,843
Castaic Lake, Wtr. Agcy. COP (Water Syst. Impt.),
AMBAC, zero %, 8/1/27	AA+	10,000,000	7,513,600
Centinela Valley, Union High School Dist. G.O.
Bonds, Ser. C, AGM, 4.00%, 8/1/34	AA	5,000,000	5,325,150
Cerritos, G.O. Bonds (Cerritos Cmnty. College Dist.),
Ser. A, 5.00%, 8/1/39	Aa2	9,275,000	10,602,902
Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas)
Ser. C, 5.875%, 2/15/34	Aa2	2,600,000	2,791,204
Ser. D, 5.875%, 1/1/34	Aa2	5,000,000	5,367,700
Chula Vista, Muni. Fin. Auth. Special Tax Bonds
5.50%, 9/1/30	BBB+	740,000	855,551
5.50%, 9/1/29	BBB+	2,165,000	2,510,772
Clovis, Unified School Dist. G.O. Bonds (Election
2012), Ser. D, 5.00%, 8/1/37	Aa2	3,000,000	3,486,120

26 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
California cont.
Coast, Cmnty. College Dist. G.O. Bonds
(Election 2012), Ser. A, 5.00%, 8/1/38	Aa1	$7,000,000	$7,988,190
NATL, zero %, 8/1/22	Aa1	1,280,000	1,180,122
NATL, zero %, 8/1/21	Aa1	4,500,000	4,261,140
Commerce, Redev. Agcy. Tax Alloc. Bonds (Redev.
Area 1), U.S. Govt. Coll., zero %, 8/1/21 (Escrowed
to maturity)	AAA/P	11,080,000	9,471,960
Corona-Norco, School Dist. Pub. Fin. Auth.
Special Tax Bonds
Ser. A, 5.00%, 9/1/35	A–	585,000	649,602
Ser. A, 5.00%, 9/1/32	A–	1,125,000	1,268,741
(Sr. Lien), Ser. A, 5.00%, 9/1/28	A–	275,000	316,470
Corona-Norco, Unified School Dist. Special Tax
Bonds (Cmnty. Fac. Dist. No. 98-1), 5.00%, 9/1/28	A–	1,590,000	1,829,772
Desert Cmnty. College Dist. G.O. Bonds,
5.00%, 8/1/36	Aa2	1,000,000	1,171,280
Eastern CA Muni. Waste Wtr. Dist. Rev. Bonds, Ser. A,
5.00%, 7/1/45	AA+	2,740,000	3,176,920
El Dorado, Irrigation Dist. Rev. Bonds, Ser. C,
4.00%, 3/1/34	Aa3	1,500,000	1,603,830
Emeryville, Redev. Successor Agcy. Tax Alloc.
Bonds, Ser. A, AGM
5.00%, 9/1/34	AA	500,000	571,035
5.00%, 9/1/33	AA	385,000	442,311
5.00%, 9/1/32	AA	450,000	520,061
5.00%, 9/1/31	AA	590,000	685,916
5.00%, 9/1/30	AA	815,000	953,151
Folsom Cordova, Unified School Dist. G.O. Bonds
(School Fac. Impt. Dist. No. 1), Ser. A, NATL,
zero %, 10/1/25	Aa3	1,505,000	1,231,948
Fontana, Cmnty. Facs. Special Tax Bonds (Sierra
Hills School Dist. No. 22)
5.00%, 9/1/34	BBB/P	1,000,000	1,107,520
5.00%, 9/1/31	BBB/P	880,000	987,342
Foothill-Eastern Trans. Corridor Agcy. Rev. Bonds
(Toll Road), Ser. B-1, 3.95%, 1/15/53	Baa3	7,000,000	7,010,920
Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A,
6.00%, 1/15/53	Baa3	8,000,000	9,250,640
Fullerton, Cmnty. Fac. Dist. No. 1 Special Tax Bonds
(Amerige Heights), 5.00%, 9/1/32	A–	1,000,000	1,122,220
Garden Grove, Unified School Dist. G.O. Bonds (2010
Election), Ser. C
5.00%, 8/1/31	Aa2	1,500,000	1,775,340
5.00%, 8/1/30	Aa2	1,000,000	1,185,390
5.00%, 8/1/29	Aa2	500,000	593,610
Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A, 5.00%, 6/1/45	A1	14,000,000	15,913,100
Ser. A, 5.00%, 6/1/40	A1	16,940,000	19,342,431
Ser. A, 5.00%, 6/1/33	A1	4,355,000	5,089,732
Ser. A-1, 5.00%, 6/1/33	B+	7,845,000	7,845,078

California Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
California cont.
Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-1, 5.00%, 6/1/27	BBB	$2,000,000	$2,403,900
Ser. A-1, 5.00%, 6/1/26	BBB+	1,100,000	1,313,873
Ser. A, AMBAC, zero %, 6/1/24	A1	12,000,000	10,454,880
Grossmont-Cuyamaca, Cmnty. College Dist. G.O.
Bonds (Election 2012), Ser. A, 5.25%, 8/1/38	Aa2	4,000,000	4,692,440
Hartnell Cmnty. College Dist. G.O. Bonds, Ser. A
zero %, 8/1/37	Aa2	3,500,000	1,567,055
zero %, 8/1/36	Aa2	4,750,000	2,244,375
zero %, 8/1/35	Aa2	1,000,000	501,100
Hayward, Unified School Dist. G.O. Bonds,
5.00%, 8/1/38	A+	1,995,000	2,242,220
Imperial Irrigation Elec. Dist. Rev. Bonds
Ser. A, 6.25%, 11/1/31 (Prerefunded 11/1/20)	AA–	1,000,000	1,157,400
Ser. A, 5.50%, 11/1/41 (Prerefunded 11/1/20)	AA–	9,000,000	10,212,660
Ser. A, 5.125%, 11/1/38 (Prerefunded 11/1/18)	AA–	365,000	381,542
Ser. C, 5.00%, 11/1/37	AA–	1,500,000	1,750,065
Ser. C, 5.00%, 11/1/36	AA–	1,460,000	1,709,456
Inglewood, Redev. Agcy. Successor Tax Allocation
Bonds (Merged Redev.), Ser. A, BAM
5.00%, 5/1/38	AA	250,000	283,990
5.00%, 5/1/34	AA	500,000	582,245
Inland Valley, Dev. Agcy. Successor Tax Alloc. Bonds,
Ser. A, 5.25%, 9/1/37	A–	4,925,000	5,625,384
Irvine, Cmnty. Fac. Dist. No. 13-3 Special Tax Bonds
(Great Park Impt. Area No. 1), 5.00%, 9/1/39	BBB–/P	1,000,000	1,091,990
(Great Park Impt. Area No. 4), 4.00%, 9/1/41	BB–/P	2,500,000	2,539,325
Irvine, Impt. Board Act of 1915 Special Assmt. Bonds
(Ltd. Oblig. Assmt. Dist. No. 13-1), 5.00%, 9/2/29	BBB+	705,000	782,888
(Dist No. 12-1), 5.00%, 9/2/23	BBB+	1,000,000	1,138,720
Irvine, Unified School Dist. Special Tax Bonds
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/47	BB+/P	200,000	223,514
(Cmnty. Fac. Dist. No. 09-1), Ser. C, 5.00%, 9/1/47	BB+/P	1,000,000	1,117,570
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/42	BB+/P	400,000	448,804
(Cmnty. Fac. Dist. No. 09-1), Ser. B, 5.00%, 9/1/42	BB+/P	1,000,000	1,122,010
BAM, 5.00%, 9/1/38	AA	2,500,000	2,815,825
Jurupa, Pub. Fin. Auth. Special Tax Bonds, Ser. A
5.00%, 9/1/33	A–	600,000	682,812
5.00%, 9/1/32	A–	2,475,000	2,835,014
Kaweah, Delta Hlth. Care Dist. Rev. Bonds, Ser. B,
5.00%, 6/1/40	A3	1,500,000	1,653,165
La Verne, COP (Brethren Hillcrest Homes),
5.00%, 5/15/29	BBB–/F	635,000	682,917
Lake Elsinore, Pub. Fin. Auth. Local Agcy. Special Tax
Bonds (Canyon Hills Impt. Areas), Ser. A & C
5.00%, 9/1/33	BB+/P	1,105,000	1,233,954
5.00%, 9/1/31	BB+/P	1,045,000	1,178,029
Las Virgenes, Unified School Dist. G.O. Bonds, AGM,
zero %, 11/1/23	Aa1	1,395,000	1,230,139

28 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
California cont.
Long Beach Marina, Rev. Bonds, 5.00%, 5/15/40	BBB/F	$1,000,000	$1,112,920
Long Beach, Bond Fin. Auth. Rev. Bonds
(Natural Gas Purchase), Ser. A, 5.50%, 11/15/28	Baa1	5,000,000	6,168,700
(Aquarium of the Pacific), 5.00%, 11/1/30	A1	1,000,000	1,129,460
Long Beach, Cmnty. College Dist. G.O. Bonds (2008
Election), Ser. B
5.00%, 8/1/39	Aa2	5,000,000	5,709,150
zero %, 8/1/34	Aa2	1,500,000	835,215
zero %, 8/1/33	Aa2	625,000	363,706
Long Beach, Harbor Rev. Bonds
(Green Bond), Ser. B, 5.00%, 5/15/43	AA	2,000,000	2,306,660
Ser. A, 5.00%, 5/15/40	AA	5,000,000	5,793,600
Long Beach, Unified School Dist. G.O. Bonds,
Ser. D-1, zero %, 8/1/37	Aa2	1,000,000	459,960
Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds,
Ser. A, 5.00%, 12/1/44	Aa2	1,000,000	1,141,130
Los Angeles Cnty., School Dist. COP (Headquarters
Bldg.), Ser. B
5.00%, 10/1/31	A1	1,125,000	1,299,128
5.00%, 10/1/30	A1	1,250,000	1,446,713
Los Angeles Ctny., Pub. Wks. Fin. Auth. Lease Rev.
Bonds, Ser. D, 5.00%, 12/1/45	Aa2	3,000,000	3,459,510
Los Angeles, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. A, U.S. Govt. Coll., 6.00%,
8/1/33 (Prerefunded 8/1/19)	Aa1	9,000,000	9,823,230
Ser. G, 4.00%, 8/1/34	Aa1	2,610,000	2,788,263
Los Angeles, Cmnty. Fac. Dist. No. 4 Special Tax
Bonds (Playa Vista Phase 1)
5.00%, 9/1/31	BBB+	1,500,000	1,714,110
5.00%, 9/1/30	BBB+	1,500,000	1,721,235
5.00%, 9/1/29	BBB+	1,500,000	1,733,535
Los Angeles, Dept. of Arpt. Rev. Bonds
Ser. D, 5.00%, 5/15/41	AA	4,000,000	4,529,360
(Los Angeles Intl. Arpt.), Ser. A, 5.00%, 5/15/40	AA	5,000,000	5,459,450
(Los Angeles Intl. Arpt.), Ser. D, 5.00%, 5/15/40	AA	11,500,000	12,556,735
Ser. D, 5.00%, 5/15/36	AA	1,375,000	1,571,020
(Los Angeles Intl. Arpt.), Ser. B, 5.00%, 5/15/32	AA–	1,000,000	1,162,070
(Los Angeles Intl. Arpt.), Ser. B, 5.00%, 5/15/31	AA–	1,190,000	1,384,934
(Los Angeles Intl. Arpt.), 5.00%, 5/15/29	AA	4,225,000	4,853,934
Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds
Ser. D, 5.00%, 7/1/44	Aa2	5,000,000	5,691,350
(Pwr. Syst.), Ser. B, 5.00%, 7/1/43	Aa2	1,500,000	1,706,205
Los Angeles, Harbor Dept. Rev. Bonds
FNMA Coll., FHLMC Coll., 7.60%, 10/1/18
(Escrowed to maturity)	AA+	2,635,000	2,715,315
(Green Bond), Ser. C, 4.00%, 8/1/39	Aa2	2,200,000	2,311,848
Los Angeles, Muni. Impt. Corp. Lease Rev. Bonds
(Real Property), Ser. B, 4.00%, 11/1/33	AA–	3,480,000	3,740,374
Los Angeles, Unified School Dist. G.O. Bonds
(Election 2008), Ser. A, 5.00%, 7/1/40	Aa2	2,000,000	2,322,480
Ser. D, 5.00%, 1/1/34	Aa2	3,865,000	4,123,955

California Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
California cont.
Los Angeles, Waste Wtr. Syst. Rev. Bonds (Green
Bond), Ser. C, 5.00%, 6/1/45	AA+	$2,500,000	$2,854,550
M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	6,000,000	8,576,623
Merced, City School Dist. G.O. Bonds (Election 2014),
5.00%, 8/1/45	Aa3	3,500,000	3,953,740
Merced, Union High School Dist. G.O. Bonds, AGM
zero %, 8/1/44	AA	8,655,000	2,329,926
zero %, 8/1/39	AA	5,005,000	1,777,125
Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr. Wks.),
5.75%, 8/10/18	AAA	5,100,000	5,261,874
Modesto, Irrigation Dist. Elec. Rev. Bonds
5.00%, 10/1/34	A+	500,000	581,745
5.00%, 10/1/32	A+	1,340,000	1,574,138
Ser. A, AGM, 5.00%, 7/1/32	AA	800,000	909,584
5.00%, 10/1/31	A+	780,000	921,047
Ser. A, AGM, 5.00%, 7/1/31	AA	1,600,000	1,821,936
Modesto, Irrigation Dist. Fin. Auth. Elec. Syst. Rev.
Bonds, Ser. A, 5.00%, 10/1/40	A+	2,790,000	3,158,587
Mt. San Antonio, Cmnty College Dist. G.O. Bonds
(Election 2008), Ser. A-13, 5.00%, 8/1/34	Aa1	2,000,000	2,326,060
Murrieta Valley, Unified School Dist. G.O. Bonds,
AGM, zero %, 9/1/31	AA	2,000,000	1,263,300
Murrieta, Pub. Fin. Auth. Special Tax Bonds,
5.00%, 9/1/26	BBB–	1,000,000	1,104,620
Napa Valley, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. C, NATL
zero %, 8/1/22	Aa2	5,000	3,955
zero %, 8/1/21	Aa2	1,825,000	1,500,789
North Natomas, Cmnty. Fac. Special Tax Bonds
(Dist. No. 4), Ser. E, 5.25%, 9/1/33	BBB+	1,500,000	1,647,840
Northern CA Pwr. Agcy. Rev. Bonds (Hydroelec.
Project No. 1), Ser. A
5.00%, 7/1/32	A+	700,000	789,502
5.00%, 7/1/30	A+	1,000,000	1,131,240
Oakland, G.O. Bonds, Ser. A, 5.00%, 1/15/35	Aa2	2,000,000	2,337,720
Oakland, Alameda Cnty. Unified School
Dist. G.O. Bonds
(Election of 2006), Ser. A, 6.125%, 8/1/29
(Prerefunded 8/1/19)	Aa3	4,000,000	4,374,920
Ser. A, 5.00%, 8/1/40	Aa3	4,000,000	4,635,920
Ser. C, 5.00%, 8/1/38	Aa3	1,500,000	1,756,440
Ser. A, 5.00%, 8/1/35	Aa3	1,000,000	1,172,050
5.00%, 8/1/31	Aa3	1,000,000	1,211,010
Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds
(Ladera Ranch — No. 04-1), Ser. A
5.00%, 8/15/33	BBB	1,750,000	1,896,265
5.00%, 8/15/32	BBB	1,000,000	1,086,650
Orange Cnty., Sanitation Dist. Waste Wtr. Rev.
Bonds, Ser. A, 5.00%, 2/1/37	AAA	3,190,000	3,700,655

30 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
California cont.
Orange Cnty., Trans. Auth Toll Road Rev. Bonds
(91 Express Lane), 5.00%, 8/15/29	AA–	$1,050,000	$1,214,714
Orange Cnty., Wtr. Dist. Rev. Bonds, Ser. A,
4.00%, 8/15/41	AAA	2,240,000	2,374,669
Palm Desert, Redev. Agcy. Successor Tax Allocation
Bonds, Ser. A, BAM
5.00%, 10/1/30	AA	350,000	415,734
5.00%, 10/1/29	AA	825,000	988,334
5.00%, 10/1/27	AA	600,000	736,896
Peralta Cmnty. College Dist. G.O. Bonds, Ser. A
5.00%, 8/1/34	Aa3	1,000,000	1,171,280
5.00%, 8/1/32	Aa3	2,000,000	2,367,460
Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds
5.75%, 9/1/39 (Prerefunded 9/1/19)	AA–	6,000,000	6,532,140
5.50%, 9/1/31 (Prerefunded 9/1/19)	AA–	1,000,000	1,083,970
NATL, 5.25%, 9/1/32	AA–	1,000,000	1,201,620
NATL, 5.25%, 9/1/30	AA–	1,295,000	1,573,257
Poway, Unified School Dist. G.O. Bonds (Election
of 2008), zero %, 8/1/29	Aa3	11,350,000	7,925,024
Poway, Unified School Dist. Pub. Fin. Auth.
Special Tax Bonds
5.00%, 9/15/32	BBB	495,000	549,999
5.00%, 9/15/28	BBB	1,105,000	1,247,059
Rancho Cordova, Cmnty. Fac. Dist.
Special Tax Bonds
(Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/32	BBB–/P	1,250,000	1,328,963
(Sunridge Anatolia No. 03-1), 4.00%, 9/1/27	BBB–/P	425,000	456,973
Redding, Elec. Syst. Rev. Bonds, NATL, 6.368%,
7/1/22 (Escrowed to maturity)	A	2,240,000	2,532,186
Redwood City, Redev. Agcy., Tax Alloc. Bonds
(Redev. Area 2-A), AMBAC, zero %, 7/15/22	A	3,230,000	2,874,862
Regents of the U. of CA Med. Ctr. (The) Rev. Bonds,
Ser. L, 5.00%, 5/15/41	Aa3	2,000,000	2,303,320
Ripon, Redev. Agcy. Tax Alloc. Bonds (Cmnty.
Redev.), NATL, 4.75%, 11/1/36	A3	1,395,000	1,395,725
Riverside Cnty., Pub. Fin. Auth. Tax Allocation
Bonds, Ser. A, BAM, 4.00%, 10/1/40	AA	1,250,000	1,296,975
Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	BBB–	750,000	841,260
Rocklin, Special Tax Bonds, 5.00%, 9/1/35	BB/P	3,500,000	3,893,190
Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds
(Rohnert Redev.), NATL, zero %, 8/1/25	A	1,340,000	1,085,413
Romoland, School Dist. Special Tax Bonds (Cmnty.
Fac. Dist. No. 91-1), 5.00%, 9/1/41	BB/P	1,000,000	1,109,640
Roseville, Special Tax Bonds (Westpark Cmnty. Pub.
Fac. Dist. No. 1)
5.00%, 9/1/37	BBB–/P	1,250,000	1,365,013
5.00%, 9/1/33	BBB–/P	1,000,000	1,106,480
Roseville, Elec. Syst. Fin. Auth. Rev. Bonds
5.00%, 2/1/34	AA–	1,625,000	1,906,320
Ser. A, 5.00%, 2/1/34	AA–	200,000	235,892

California Tax Exempt Income Fund 31

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
California cont.
Roseville, Elec. Syst. Fin. Auth. Rev. Bonds
5.00%, 2/1/33	AA–	$1,455,000	$1,711,924
Ser. A, 5.00%, 2/1/33	AA–	250,000	296,673
5.00%, 2/1/32	AA–	500,000	590,030
Ser. A, 5.00%, 2/1/32	AA–	350,000	418,205
Ser. A, 5.00%, 2/1/30	AA–	125,000	151,664
Ser. A, 5.00%, 2/1/29	AA–	100,000	122,172
Ser. A, 5.00%, 2/1/28	AA–	150,000	184,812
Sacramento Cnty., Arpt. Syst. Rev. Bonds,
Ser. A, AGM
5.00%, 7/1/28	AA	1,500,000	1,545,390
5.00%, 7/1/26	AA	5,000,000	5,153,600
5.00%, 7/1/25	AA	3,990,000	4,112,852
Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL
zero %, 12/1/23	A	10,000,000	8,565,000
zero %, 12/1/22	A	7,500,000	6,648,075
Sacramento, Muni. Util. Dist. Rev. Bonds
Ser. Y, 5.00%, 8/15/32	Aa3	1,500,000	1,724,175
Ser. B, 5.00%, 8/15/31	Aa3	2,905,000	3,392,110
Ser. Y, 5.00%, 8/15/31	Aa3	500,000	575,985
Ser. X, U.S. Govt. Coll., 5.00%, 8/15/28
(Prerefunded 8/15/21)	AAA/P	420,000	479,606
Sacramento, Regl. Trans. Dist. Rev. Bonds (Farebox),
5.00%, 3/1/42	A3	1,805,000	1,952,035
San Bernardino Cnty., Special Tax Bonds,
5.00%, 9/1/33	BBB–/P	2,500,000	2,746,075
San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. D, 5.00%, 8/1/45	Aa2	1,500,000	1,705,605
San Diego Cmnty. Fac. Dist. No. 3 Special Tax Bonds,
5.00%, 9/1/36	BBB/P	980,000	1,036,811
San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds, Ser. B,
5.00%, 7/1/38	A1	2,000,000	2,253,380
San Diego Cnty., Regl. Trans. Comm. Rev. Bonds,
Ser. A, 5.00%, 4/1/48	AAA	14,330,000	16,663,354
San Diego Cnty., Wtr. Auth. Rev. Bonds, Ser. B
5.00%, 5/1/38	AAA	10,000,000	11,783,900
5.00%, 5/1/36	AAA	5,000,000	5,938,350
5.00%, 5/1/35	AAA	4,000,000	4,774,480
San Diego, Cmnty College Dist. G.O. Bonds
5.00%, 8/1/41	Aaa	1,500,000	1,761,600
4.00%, 8/1/41	Aaa	2,345,000	2,475,265
San Diego, Pub. Fac. Fin. Auth. Rev. Bonds
Ser. A, 5.25%, 3/1/40	Aa3	1,000,000	1,100,100
Ser. A, 5.25%, 9/1/35	Aa3	1,500,000	1,653,750
Ser. A, 5.25%, 3/1/25	Aa3	6,065,000	6,745,311
(Cap. Impt.), Ser. A, 5.00%, 10/15/35	AA–	500,000	583,335
(Ballpark), 5.00%, 10/15/27	AA–	2,000,000	2,425,040
Ser. A, 5.00%, 9/1/26	Aa3	6,265,000	6,913,678

32 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
California cont.
San Diego, Pub. Fac. Fin. Auth. Tax Alloc. Bonds
(Southcrest), Ser. B, Radian Insd., 5.125%, 10/1/22
(Prerefunded 10/1/17)	AA	$1,000,000	$1,000,000
San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds,
Ser. A, 5.25%, 5/15/29 (Prerefunded 5/15/20)	AA+	1,245,000	1,381,303
San Diego, Pub. Fac. Fin. Auth. Wtr. Rev.
Bonds, Ser. B
FCS, FHL Banks Coll., FNMA Coll., U.S. Govt. Coll.,
5.00%, 8/1/41	Aa3	3,475,000	4,063,213
5.00%, 8/1/37	Aa3	3,000,000	3,533,490
San Diego, Unified School Dist. G.O. Bonds (Election
of 2008), Ser. C, zero %, 7/1/44	Aa2	10,000,000	3,721,800
San Francisco City & Cnty. Arpt. Comm. Intl.
Arpt. Rev. Bonds
Ser. A, 5.25%, 5/1/33	A1	4,000,000	4,637,040
(San Francisco Intl. Arpt.), Ser. 2, 5.00%, 5/1/41	A1	5,000,000	5,710,600
San Francisco City & Cnty., G.O. Bonds, Ser. A
4.00%, 6/15/36	Aa1	5,155,000	5,468,836
4.00%, 6/15/33	Aa1	3,550,000	3,801,766
San Francisco City & Cnty., Rev. Bonds (Pub. Util.
Comm.), 4.00%, 11/1/39	Aa3	5,000,000	5,268,500
San Francisco City & Cnty., Intl. Arpt. Comm. Rev.
Bonds, Ser. B, 5.00%, 5/1/43	A1	3,280,000	3,677,175
San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds (No. 6 Mission Bay
South Pub. Impts.), Ser. A, 5.00%, 8/1/31	BBB/P	1,140,000	1,260,065
San Francisco, City & Cnty. Arpt. Comm. Rev. Bonds
(Intl. Arpt.)
Ser. F, 5.00%, 5/1/40	A1	4,750,000	5,159,973
Ser. G, 5.00%, 5/1/40	A1	4,400,000	4,779,764
San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South Redev.), Ser. D,
6.625%, 8/1/39 (Prerefunded 8/1/19)	BBB+	1,250,000	1,378,450
San Francisco, City & Cnty., Redev. Agcy. Cmnty.
Successor Tax Alloc. Bonds (Mission Bay South
Redev.), Ser. A, 5.00%, 8/1/43	A–	1,750,000	1,953,123
San Joaquin Hills, Trans. Corridor Agcy. Toll Road
Rev. Bonds, Ser. A, 5.00%, 1/15/34	BBB	7,125,000	8,021,040
San Jose, Redev. Agcy. Tax Alloc. Bonds (Merged
Area Redev.), Ser. B, Radian Insd., 5.00%, 8/1/32	AA	3,935,000	3,945,546
San Marcos, Unified School Dist. G.O. Bonds
(Election 2010), Ser. B, zero %, 8/1/51	Aa3	6,425,000	1,707,701
San Mateo, Union High School Dist. G.O. Bonds
(Election 2010), stepped-coupon zero % (6.700%,
9/1/28), 9/1/41 ††	Aaa	4,105,000	3,493,519
Santa Clara Valley, Wtr. Dist. Rev. Bonds, Ser. A,
5.00%, 6/1/46	Aa1	1,500,000	1,741,590
Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax Bonds
(Impt. Area No. 1), Ser. A
5.25%, 9/1/27 (Prerefunded 9/1/21)	A–	3,265,000	3,605,180
5.25%, 9/1/26 (Prerefunded 9/1/21)	A–	1,485,000	1,642,648
5.10%, 9/1/30 (Prerefunded 9/1/21)	A–	480,000	522,288

California Tax Exempt Income Fund 33

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
California cont.
Santee, CDC Successor Agcy. Tax Allocation Bonds,
Ser. A, BAM
5.00%, 8/1/32	AA	$2,000,000	$2,336,840
5.00%, 8/1/31	AA	2,410,000	2,830,304
5.00%, 8/1/30	AA	2,440,000	2,878,102
Saugus, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 8/1/24	Aa2	1,210,000	1,050,570
School Fin. Fac. Auth. 144A Rev. Bonds (Kipp
LA Projects), Ser. A, 5.00%, 7/1/45	BBB	1,500,000	1,668,600
South Orange Cnty., Pub. Fin. Auth. Special Tax
Bonds, Ser. A
5.00%, 8/15/32	BBB+	1,000,000	1,087,410
5.00%, 8/15/30	BBB+	1,130,000	1,234,638
South Western Cmnty. College Dist. G.O. Bonds
(Election 2008), Ser. D
5.00%, 8/1/44	Aa2	4,000,000	4,536,360
zero %, 8/1/37	Aa2	3,100,000	1,286,004
Southern CA Pub. Pwr. Auth. Mandatory Put Bonds
(7/1/22) (Magnolia Pwr.), Ser. 1, 2.00%, 7/1/36	AA–	4,000,000	4,074,440
Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas No. 1), Ser. A, 5.25%, 11/1/24	A3	2,850,000	3,388,023
(Natural Gas), Ser. A, 5.25%, 11/1/21	A3	1,500,000	1,699,410
Ser. A, 5.00%, 7/1/40	AA–	6,860,000	7,473,970
Southwestern Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. C, zero %, 8/1/46	Aa2	5,000,000	1,555,400
Stockton, Pub. Fin. Auth. Special Tax Bonds, Ser. A,
BAM, 4.00%, 9/2/27	AA	570,000	628,345
Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds (Delta Wtr.
Supply), Ser. A
6.25%, 10/1/40	A	1,250,000	1,528,138
6.25%, 10/1/38	A	2,235,000	2,749,206
6.125%, 10/1/35	A	750,000	924,428
Stockton, Unified School Dist. G.O. Bonds (Election
2012), Ser. A, AGM, 5.00%, 8/1/38	AA	1,000,000	1,131,180
Sunnyvale, Cmnty. Fac. Dist. Special Tax Bonds,
7.65%, 8/1/21	B+/P	2,215,000	2,221,556
Sweetwater, G.O. Bonds (Union High School Dist.),
5.00%, 8/1/35	A1	2,330,000	2,689,612
Tobacco Securitization Auth. of Southern
CA Rev. Bonds
Class A1-SNR, 5.125%, 6/1/46	B+	5,000,000	5,007,400
Ser. A1-SNR, 5.00%, 6/1/37	BB+	2,000,000	2,005,460
Tracy, Operational Partnership, Joint Powers Auth.
Lease Rev. Bonds, AGC
6.375%, 10/1/38	AA	2,200,000	2,310,418
6.25%, 10/1/33	AA	3,000,000	3,148,380
Tustin Cmnty., Fac. Dist. Special Tax Bonds
(No. 06-1 Legacy Columbus Villages), Ser. A,
5.00%, 9/1/37	BBB+	2,100,000	2,345,175
Twin Rivers, Unified School Dist. G.O. Bonds, Ser. A,
BAM, 5.00%, 8/1/40	AA	2,000,000	2,232,560

34 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
California cont.
U. of CA Rev. Bonds
Ser. O, FHL Banks Coll., U.S. Govt. Coll., 5.25%,
5/15/39 (Prerefunded 5/15/19)	AAA/P	$1,620,000	$1,730,938
Ser. M, 5.00%, 5/15/47	Aa3	10,000,000	11,650,600
Ser. AR, 5.00%, 5/15/35	Aa2	2,670,000	3,164,030
Ser. K, 4.00%, 5/15/46	Aa3	3,000,000	3,140,250
Union, G.O. Bonds, Ser. A, 5.00%, 9/1/44	Aa1	1,890,000	2,182,969
Ventura Cnty., COP (Pub. Fin. Auth. III)
5.75%, 8/15/29 (Prerefunded 8/15/19)	AA+	1,500,000	1,631,715
5.75%, 8/15/28 (Prerefunded 8/15/19)	AA+	1,745,000	1,898,228
Yucaipa Special Tax Bonds (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5.375%, 9/1/30	BBB+	2,350,000	2,575,365
			1,240,385,099
Delaware (0.5%)
DE State Hlth. Fac. Auth. VRDN (Christiana Care),
Ser. A, 0.88%, 10/1/38	VMIG1	6,285,000	6,285,000
			6,285,000
Guam (0.3%)
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste
Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40	A–	2,450,000	2,604,105
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM,
5.00%, 10/1/30	AA	1,000,000	1,114,210
			3,718,315
Mississippi (0.5%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. E,
0.91%, 12/1/30	VMIG1	6,050,000	6,050,000
			6,050,000
Missouri (0.3%)
MO State Hlth. & Edl. Fac. Auth. VRDN (WA U. (The)),
Ser. C, 0.85%, 9/1/30	VMIG1	4,000,000	4,000,000
			4,000,000
Oklahoma (0.4%)
OK State Tpk. Auth. VRDN, Ser. F, 0.85%, 1/1/28	VMIG1	5,605,000	5,605,000
			5,605,000
Puerto Rico (0.3%)
Children’s Trust Fund Tobacco Settlement (The)
Rev. Bonds, 5.625%, 5/15/43	Ba2	3,350,000	3,353,685
			3,353,685
Texas (0.4%)
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN (The
Methodist Hosp.), Ser. C-1, 0.88%, 12/1/24	A-1+	5,000,000	5,000,000
			5,000,000
Utah (0.9%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.)
Ser. C, 0.87%, 5/15/36	Aa1	5,000,000	5,000,000
Ser. A, 0.85%, 5/15/37	VMIG1	6,300,000	6,300,000
			11,300,000

TOTAL INVESTMENTS
Total investments (cost $1,209,090,691)			$1,285,697,099

California Tax Exempt Income Fund 35

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through September 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,286,653,105.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Local debt	15.0%
State debt	13.8
Utilities	12.9
Transportation	12.0
Health care	11.5
Prerefunded	10.3

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$1,285,697,099	$—
Totals by level	$—	$1,285,697,099	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

36 California Tax Exempt Income Fund

Statement of assets and liabilities 9/30/17

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,209,090,691)	$1,285,697,099
Cash	5,656,813
Interest and other receivables	15,363,158
Receivable for shares of the fund sold	2,425,083
Receivable for investments sold	7,860,578
Prepaid assets	11,772
Total assets	1,317,014,503

LIABILITIES
Payable for investments purchased	26,090,142
Payable for shares of the fund repurchased	1,742,092
Payable for compensation of Manager (Note 2)	460,793
Payable for custodian fees (Note 2)	5,315
Payable for investor servicing fees (Note 2)	110,641
Payable for Trustee compensation and expenses (Note 2)	542,840
Payable for administrative services (Note 2)	5,478
Payable for distribution fees (Note 2)	668,570
Distributions payable to shareholders	593,837
Other accrued expenses	141,690
Total liabilities	30,361,398
Net assets	$1,286,653,105

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,221,354,239
Undistributed net investment income (Note 1)	6,624,804
Accumulated net realized loss on investments (Note 1)	(17,932,346)
Net unrealized appreciation of investments	76,606,408
Total — Representing net assets applicable to capital shares outstanding	$1,286,653,105

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,146,709,900 divided by 140,840,642 shares)	$8.14
Offering price per class A share (100/96.00 of $8.14)*	$8.48
Net asset value and offering price per class B share ($3,732,767 divided by 458,935 shares)**	$8.13
Net asset value and offering price per class C share ($49,093,090 divided by 5,993,727 shares)**	$8.19
Net asset value and redemption price per class M share ($3,271,878 divided by 402,970 shares)	$8.12
Offering price per class M share (100/96.75 of $8.12)†	$8.39
Net asset value, offering price and redemption price per class Y share
($83,845,470 divided by 10,269,127 shares)	$8.16

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 37

Statement of operations Year ended 9/30/17

INVESTMENT INCOME
Interest income	$51,631,740
Total investment income	51,631,740

EXPENSES
Compensation of Manager (Note 2)	5,668,728
Investor servicing fees (Note 2)	679,539
Custodian fees (Note 2)	16,194
Trustee compensation and expenses (Note 2)	77,398
Distribution fees (Note 2)	3,094,888
Administrative services (Note 2)	39,361
Other	326,870
Total expenses	9,902,978
Expense reduction (Note 2)	(47,712)
Net expenses	9,855,266

Net investment income	41,776,474

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	24,323,973
Net unrealized depreciation of securities in unaffiliated issuers during the year	(66,146,554)
Net loss on investments	(41,822,581)

Net decrease in net assets resulting from operations	$(46,107)

The accompanying notes are an integral part of these financial statements.

38 California Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/17	Year ended 9/30/16
Operations
Net investment income	$41,776,474	$46,687,948
Net realized gain on investments	24,323,973	11,442,585
Net unrealized appreciation (depreciation) of investments	(66,146,554)	22,200,673
Net increase (decrease) in net assets resulting
from operations	(46,107)	80,331,206
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(1,143,824)	(980,978)
Class B	(4,494)	(4,205)
Class C	(54,313)	(39,045)
Class M	(3,747)	(2,338)
Class Y	(72,603)	(48,678)
From tax-exempt net investment income
Class A	(37,115,354)	(42,046,542)
Class B	(110,291)	(142,611)
Class C	(1,289,173)	(1,391,646)
Class M	(108,292)	(96,067)
Class Y	(2,672,660)	(2,382,085)
Increase (decrease) from capital share transactions (Note 4)	(72,856,936)	29,232,940
Total increase (decrease) in net assets	(115,477,794)	62,429,951

NET ASSETS
Beginning of year	1,402,130,899	1,339,700,948
End of year (including undistributed net investment
income of $6,624,804 and $6,403,073, respectively)	$1,286,653,105	$1,402,130,899

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 39

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b,c]	net assets (%)[c]	turnover (%)
Class A
September 30, 2017	$8.39	.27	(.25)	.02	(.27)	(.27)	$8.14	.26	$1,146,710.74		3.23	31
September 30, 2016	8.19	.29	.20	.49	(.29)	(.29)	8.39	6.08	1,253,683	.75[d]	3.43[d]	16
September 30, 2015	8.23	.31	(.04)	.27	(.31)	(.31)	8.19	3.29	1,226,347.74		3.73	14
September 30, 2014	7.81	.32	.42	.74	(.32)	(.32)	8.23	9.63	1,278,391.74		3.99	11
September 30, 2013	8.34	.33	(.53)	(.20)	(.33)	(.33)	7.81	(2.50)	1,338,414.74		4.03	11
Class B
September 30, 2017	$8.38	.21	(.25)	(.04)	(.21)	(.21)	$8.13	(.37)	$3,733	1.37	2.61	31
September 30, 2016	8.18	.23	.21	.44	(.24)	(.24)	8.38	5.41	5,059	1.38[d]	2.81[d]	16
September 30, 2015	8.22	.25	(.04)	.21	(.25)	(.25)	8.18	2.64	5,360	1.37	3.10	14
September 30, 2014	7.80	.27	.42	.69	(.27)	(.27)	8.22	8.96	6,364	1.37	3.36	11
September 30, 2013	8.34	.28	(.54)	(.26)	(.28)	(.28)	7.80	(3.24)	7,255	1.37	3.40	11
Class C
September 30, 2017	$8.44	.20	(.25)	(.05)	(.20)	(.20)	$8.19	(.52)	$49,093	1.52	2.45	31
September 30, 2016	8.23	.22	.21	.43	(.22)	(.22)	8.44	5.33	60,951	1.53[d]	2.64[d]	16
September 30, 2015	8.27	.24	(.04)	.20	(.24)	(.24)	8.23	2.46	46,944	1.52	2.95	14
September 30, 2014	7.85	.25	.42	.67	(.25)	(.25)	8.27	8.73	44,233	1.52	3.21	11
September 30, 2013	8.38	.27	(.53)	(.26)	(.27)	(.27)	7.85	(3.25)	47,175	1.52	3.25	11
Class M
September 30, 2017	$8.37	.24	(.25)	(.01)	(.24)	(.24)	$8.12	(.02)	$3,272	1.02	2.95	31
September 30, 2016	8.16	.26	.22	.48	(.27)	(.27)	8.37	5.92	3,835	1.03[d]	3.14[d]	16
September 30, 2015	8.20	.28	(.04)	.24	(.28)	(.28)	8.16	3.00	3,033	1.02	3.45	14
September 30, 2014	7.79	.29	.41	.70	(.29)	(.29)	8.20	9.22	2,670	1.02	3.71	11
September 30, 2013	8.32	.31	(.53)	(.22)	(.31)	(.31)	7.79	(2.78)	2,606	1.02	3.75	11
Class Y
September 30, 2017	$8.41	.28	(.25)	.03	(.28)	(.28)	$8.16	.48	$83,845.52		3.44	31
September 30, 2016	8.21	.30	.21	.51	(.31)	(.31)	8.41	6.29	78,603	.53[d]	3.63[d]	16
September 30, 2015	8.25	.32	(.04)	.28	(.32)	(.32)	8.21	3.50	58,017.52		3.95	14
September 30, 2014	7.83	.33	.42	.75	(.33)	(.33)	8.25	9.85	56,636.52		4.20	11
September 30, 2013	8.36	.35	(.53)	(.18)	(.35)	(.35)	7.83	(2.28)	54,574.52		4.25	11

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Includes interest and fees expense associated with borrowings which amounted to the following (Note 1):

Percentage of average net assets
September 30, 2014	<0.01%
September 30, 2013	<0.01

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

40 California Tax Exempt Income Fund	California Tax Exempt Income Fund 41

Notes to financial statements 9/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through September 30, 2017.

Putnam California Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and California personal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and California personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests so that at least 90% of the fund’s income distributions are exempt from federal income tax and California personal income tax, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

42 California Tax Exempt Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

California Tax Exempt Income Fund 43

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2017, the fund had a capital loss carryover of $15,210,713 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$15,210,713	N/A	$15,210,713	September 30, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $2,943,285 recognized during the period between November 1, 2016 and to its fiscal year ending September 30, 2017.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals, and from market discount. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,020,008 to increase undistributed net investment income, and $1,020,008 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$79,744,590
Unrealized depreciation	(2,916,532)
Net unrealized appreciation	76,828,058
Undistributed tax-exempt income	6,126,202
Undistributed	1,092,438
Capital loss carryforward	(15,210,713)
Post-October capital loss deferral	(2,943,285)
Cost for federal income tax purposes	$1,208,869,041

44 California Tax Exempt Income Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.435% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$606,254	Class M	1,937
Class B	2,243	Class Y	41,005
Class C	28,100	Total	$679,539

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $47,712 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $955, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

California Tax Exempt Income Fund 45

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$2,502,188
Class B	1.00%	0.85%	36,450
Class C	1.00%	1.00%	537,718
Class M	1.00%	0.50%	18,532
Total			$3,094,888

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $38,376 and $428 from the sale of class A and class M shares, respectively, and received $453 and $760 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $705 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$393,816,924	$485,670,145
U.S. government securities (Long-term)	—	—
Total	$393,816,924	$485,670,145

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

46 California Tax Exempt Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class A	Shares	Amount	Shares	Amount
Shares sold	9,907,234	$80,309,915	14,925,157	$124,387,853
Shares issued in connection with
reinvestment of distributions	3,727,164	30,101,227	4,062,945	33,816,867
	13,634,398	110,411,142	18,988,102	158,204,720
Shares repurchased	(22,214,249)	(179,282,295)	(19,356,462)	(161,059,629)
Net decrease	(8,579,851)	$(68,871,153)	(368,360)	$(2,854,909)

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class B	Shares	Amount	Shares	Amount
Shares sold	1,737	$14,001	49,285	$409,584
Shares issued in connection with
reinvestment of distributions	13,676	110,252	17,031	141,549
	15,413	124,253	66,316	551,133
Shares repurchased	(160,041)	(1,291,954)	(118,103)	(980,453)
Net decrease	(144,628)	$(1,167,701)	(51,787)	$(429,320)

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class C	Shares	Amount	Shares	Amount
Shares sold	420,191	$3,418,150	2,206,944	$18,472,658
Shares issued in connection with
reinvestment of distributions	139,320	1,131,266	139,289	1,167,037
	559,511	4,549,416	2,346,233	19,639,695
Shares repurchased	(1,788,220)	(14,515,232)	(825,905)	(6,914,569)
Net increase (decrease)	(1,228,709)	$(9,965,816)	1,520,328	$12,725,126

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class M	Shares	Amount	Shares	Amount
Shares sold	19,265	$158,348	131,616	$1,102,792
Shares issued in connection with
reinvestment of distributions	12,626	101,628	10,511	87,327
	31,891	259,976	142,127	1,190,119
Shares repurchased	(87,220)	(706,409)	(55,319)	(457,174)
Net increase (decrease)	(55,329)	$(446,433)	86,808	$732,945

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,483,546	$28,241,210	3,613,123	$30,221,989
Shares issued in connection with
reinvestment of distributions	244,988	1,984,065	207,047	1,729,659
	3,728,534	30,225,275	3,820,170	31,951,648
Shares repurchased	(2,802,076)	(22,631,108)	(1,545,163)	(12,892,550)
Net increase	926,458	$7,594,167	2,275,007	$19,059,098

California Tax Exempt Income Fund 47

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of California and may be affected by economic and political developments in that state.

48 California Tax Exempt Income Fund

Federal tax information (Unaudited)

The fund has designated 97.0% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

California Tax Exempt Income Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

50 California Tax Exempt Income Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

California Tax Exempt Income Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52 California Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered Public	Robert T. Burns
Accounting Firm	Vice President and	Denere P. Poulack
KPMG LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN045 308153 11/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2017	$71,908	$ —	$7,188	$ —
September 30, 2016	$62,255	$ —	$7,000	$ —

For the fiscal years ended September 30, 2017 and September 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,188 and $7,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2017	$ —	$ —	$ —	$ —
September 30, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2017